EXHIBIT 99.2

FISION HOLDINGS, INC.
CONDENSED CONOLIDATED BALANCE SHEETS
Unaudited

	September 30,	December 31,
	2015	2014
ASSETS
Current Assets:
Cash and cash equivalents	$9,472	$2,924
Accounts receivable, net	43,747	55,929
Prepaid Expenses	159,404
Total Current Assets	212,623	58,853

Property and equipment, net	8,704	21,630

Other Assets:
Deposits	6,456	6,456
Total Assets	$227,783	$86,939

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$1,450,102	$1,282,642
Notes Payable and accrued interest- related parties	$939,938	702,700
Notes Payable	1,753,366	1,707,420
Total Current Liabilities	4,143,406	3,692,762

Stockholders' Equity:
Preferred Stock, $0.001 Par value, 25,000,000 shares authorized,
No shares issued and outstanding	-	-
Common Stock, $0.001 Par value, 50,000,000 shares authorized
24,537,645 and 19,662,809 shares issued and outstanding, respectively	24,538	19,663
Stock subscription receivable	-	-
Additional paid in capital	6,497,132	4,736,046
Accumulated deficit	(10,437,292)	(8,361,532)
Total Stockholders' Equity	(3,915,623)	(3,605,823)
Total Liabilities and Stockholders' Equity	$227,783	$86,939

The accompanying notes are an integral part of these audited financial statements.

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FISION HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Three Months Ended September 30,
	2015	2014	2015	2014

REVENUE	140,652	186,311	459,027	554,910

COST OF SALES	32,206	35,539	100,745	101,221

GROSS MARGIN	108,447	150,772	358,282	453,689

OPERATING EXPENSES
Sales and Marketing	167,025	175,445	481,890	607,599
Development and Support	40,603	350,372	174,699	851,157
General and Administrative	866,577	213,068	1,570,776	651,862

TOTAL OPERATING EXPENSES	1,074,205	738,885	2,227,364	2,110,618

OPERATING LOSS	(965,758)	(588,112)	(1,869,082)	(1,656,929)

INTEREST EXPENSE	68,975	45,582	231,678	167,640

OTHER INCOME / (EXPENSE)	0	0	0	0

NET LOSS	(1,034,733)	(633,695)	(2,100,760)	(1,824,569)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted

Net loss per common share - basic and diluted

The accompanying notes are an integral part of these condensed financial statements.

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FISION HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
(Unaudited)

					Stock	Additional	Retained
	Preferred	Preferred	Common	Common	Subscription	Paid in	Earnings
	Shares	Stock	Shares	Stock	Receivable	Capital	(Deficit)	Total

Balance, December 31, 2014	-	-	19,662,809	19,663	-	4,736,046	(8,361,532)	(3,605,823)

Common stock issued for cash	-	-	1,853,265	1,853		678,147	-	680,000
	-	-	-	-		-	-	-
Stock issued for services	-	-	3,021,571	3,022	-	1,023,161	-	1,026,183
Warrnants granted for services	-	-	-	-	-	59,778	-	59,778
Net loss for the period ended September 30, 2015	-	-	-	-	-		(2,100,760)	(2,100,760)

Balance, September 30, 2015	-	-	24,537,645	24,538	-	6,497,132	(10,462,292)	(3,940,623)

The accompanying notes are an integral part of theses audited financial statements.

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FISION HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Period Ending September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss) for the Period	$(2,100,759)	$(1,824,569)
Adjustments to reconcile net loss to net cash provided by operating activities:
Common stock issued for services	1,023,161	734,779
Depreciation and amortization	17,641	17,297
Stock warrants issued for services	59,778	611,580
Changes in Operating Assets and Liabilities	-	-
(Increase) decrease in:
Accounts receivables	12,181	(35,604)
Prepaid expenses	(159,404)	-
Deposits	-	-
Increase (decrease) in:
Accounts payable & accrued expenses	363,572	210,800

Net Cash Used in Operating Activities	(783,830)	(285,718)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(4,716)	-

Net Cash Used In Investing Activities	(4,716)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on note payable	(211,689)	(65,829)
Proceeds from note payable	330,078	355,010
Repayments on line of credit	(3,295)	(2,250)
Proceeds from issuance of common stock	680,000	-

Net Cash Provided by Financing Activities	795,094	286,931

Net (Decrease) Increase in Cash	6,548	1,213

Cash at Beginning of Period	2,924	13,068

Cash at End of Period	$9,472	$14,281

The accompanying notes are an integral part of these audited financial statements.

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FISION HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

(Nine months ended 9/30/15)

Basis of presentation

The accompanying unaudited interim financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the Company's December 31, 2014 audited financial statements and the notes thereto included within this information statement. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim period presented have been reflected herein. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year.

Note 1 – Organization and Description of Business – Fision Holdings, Inc., a Minnesota corporation (the "Company") is in the business of developing and marketing a proprietary automated marketing software program utilizing a unique cloud-based software platform which automates and integrates digital marketing assets and marketing communications of a customer or client. The Company generates its revenues primarily from software licensing contracts typically having terms of one to three years and requiring monthly subscription fees based on the customer's number of users and locations where used. The Company's business model provides a predictable and recurring revenue stream for its licensed Fision software.

Note 2 – Summary of Significant Accounting Policies

Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from these estimates. Such estimates include management's assessments of the carrying value of certain assets, useful lives of assets, and related depreciation and amortization methods applied.

Concentration of credit risk -- Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and accounts receivable. The Company maintains its cash balances at high quality financial institutions to mitigate this risk. The Company also performs ongoing credit evaluations of its customers and clients and generally does not require collateral.

Cash equivalents -- The Company considers all highly liquid investments with an original maturity of six months or less when purchased to be cash equivalents. At September 30, 2015, the Company had no cash equivalents.

Fair value of financial instruments -- The Company has adopted the provisions of FASB ASC 820 which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. For a detailed description of this framework for measuring fair value, see Note 2 of the Company's audited financial statements filed as Exhibit 99.1 to its Current Report on Form 8-K filed with the SEC on January 4, 2015.

Accounts receivable and allowance for doubtful accounts -- Accounts receivable related to the products and services sold are recorded at the time revenue is recognized, and are presented on the balance sheet net of allowance for doubtful accounts. The Company has established an allowance for doubtful accounts based upon factors pertaining to the credit risk of specific customers, analyses of current and historical cash collections, and the aging of receivables. Delinquent accounts are written-off when the likelihood of collection is remote and/or when the Company believes collection efforts have been fully exhausted and the Company does not intend to devote any additional efforts in an attempt to collect the receivable. The Company adjusts any allowance for doubtful accounts balance on a quarterly basis.

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Property and equipment -- Property and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is computed by the straight-line method over the assets estimated useful life of six years for equipment, five years for automobiles, and seven years for fixtures and furniture. Upon sale or retirement of any property or equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in statements of operations.

Impairment of long-lived assets -- The Company's long-lived assets, such as intellectual property (IP), are required to be reviewed for impairment annually, or whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of the assets. Fair value is generally determined using the asset's expected future discounted cash flows, or market value if readily determinable. The Company determined there were no impairments of long-lived assets as of September 30, 2015 and September 30, 2014.

Revenue recognition -- The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer or client, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Income Taxes -- The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Stock-based compensation -- The Company measures the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognizes the costs in the financial statements over the period in which the employees are required to provide services. Share-based compensation arrangements have included stock options, restricted share grants, and warrants. Compensation cost is measured on the date of grant at fair value. Compensation amounts, if any, are amortized over the respective vesting periods of any option grants. Equity instruments issued to other than employees are recorded on the basis of the fair value of the instruments, pursuant to FASB Accounting Standards Codification No. 718, and are measured and recognized pursuant to FASB Accounting Standards Codification No. 505.

Net income (loss) per share -- Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period, excluding the effects of potentially dilutive securities. Diluted earnings per share is computed by dividing net income (loss) available to common shareholders by the diluted weighted average number of shares of common stock during the period.

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Note 3 – Going Concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company's ability to continue as a going concern is contingent upon its ability to achieve and maintain profitable operations, and to raise additional capital as needed.

The current financial conditions of the Company raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Management intends to raise substantial additional funds through one or more private or public offerings of its common stock, and to continue efforts to convert certain outstanding indebtedness to equity, in order to continue as a going concern. While the Company believes in its ability to raise additional substantial funds for working capital, there can be no assurance to that effect. The ability of the Company to continue as a going concern is dependent significantly upon its ability to implement its business plan and generate funds.

Note 4 – Accounts Receivable

Accounts receivable at September 30, 2015 are as follows:

September 30, 2015 Accounts receivable, net $ 53,747 Less: Allowance for doubtful accounts (10,000) Net Amount $ 43,747

Note 5 – Property and Equipment

Fixed assets, stated at cost, less accumulated depreciation, as of September 30, 2015, is as follows:

September 30, 2015 Equipment $ 89,410 Furniture and Fixtures 28,946 Less: Accumulated Depreciation (109,652) Net Fixed Assets $ 8,704

Note 5 – Commitments and Contingencies

The Company occupies 4,427 square feet of office spaces in downtown Minneapolis, Minnesota on a month-to-month basis for $7,142 per month including utilities, cleaning and maintenance. Total rent expense for the nine months ended September 30, 2015 was $64,278.

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Note 6 – Notes Payable

As of September 30, 2015, the Company had outstanding notes payable of $2,573,364, mostly matured and past due. A substantial majority of these notes payable were converted into common stock upon the December 28, 2015 closing of the Merger. A description of all remaining notes payable totaling $1,048,501 and their interest rates, is contained in the Current Report on Form 8-K to which this interim financial statement is attached as an exhibit.

Note 7 – Related Party Transactions

Employment Agreements.

The Company has written employment agreements in effect with its Chief Executive and Chief Financial Officer, currently providing for aggregate base salaries of $32,500 per month, and the Company has an oral employment agreement with a Senior Vice President of $10,833 monthly.

Loans

Included in notes payable are past due compensation amounts for the Company's Chief Executive Officer and Chief Financial Officer which were converted into notes payable at 6% interest. These notes payable totaled $1,111,321 immediately prior to the closing of the Merger, of which $925,000 was satisfied and converted to common stock of the Company by the Chief Executive Officer at $.65 per share upon closing of the Merger on December 28, 2015.

Note 8 – Stockholders' Equity

Common Shares Issued

During the nine months ended September 30, 2015, the Company issued 4,874,836 common shares, resulting in their being 24,537,645 outstanding shares of common stock as of September 30, 2015. Of the shares issued during these nine months, 1,853,265 shares were issued for cash of $680,000, and 3,021,571 shares were issued for services valued in the aggregate at $1,025,183.

There are no shares of Preferred Stock outstanding.

Warrants

During the nine-month period ended September 30, 2015, the Company granted and issued certain four-year or five-year warrants incident to financing or other consulting transactions to purchase a total of 748,287 shares of common stock of the Company at a weighted average exercise price of $.41 per share.

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Note 9 – Subsequent Events

In October 2015 the Company issued 40,000 shares of its common stock to a consultant for services valued at $26,000.

In October-November 2015, the Company raised $75,000 in working capital, including a sale of common stock to a private investor for $50,000 at $.65 per share, and a short-term loan to another private investor for $25,000 maturing on June 30, 2016 with 12% interest.

In November-December 2015, the Company granted and issued five-year warrants to three persons incident to advisory financing and technology consulting services to purchase a total of 37,000 shares of common stock of the Company at a weighted average exercise price of $.44 per share.

Upon the merger becoming effective on December 28, 2015, the Company satisfied and converted aggregate indebtedness of $2,640,243 into a total of 4,190,522 shares of common stock of the Company.

On December 8, 2015 the Company entered into a reverse triangular merger transaction with FISION Corporation, (formerly DE Acquisition 6, Inc.) a Delaware corporation registered under the Securities Exchange Act of 1934 and accordingly making periodic public filings with the SEC. The Merger became effective on December 28, 2015 upon its filing with the Secretary of State of Minnesota, resulting in the shareholders of the Company (Fision Holdings, Inc.) converting all of their outstanding common shares into shares of common stock of FISION Corporation on a one-for-one basis, as well as all options, warrants and any other derivative securities of the Company being converted to equivalent derivative securities of FISION Corporation. Upon completion of the Merger, Fision Holdings, Inc. (the Minnesota corporation) became a wholly owned subsidiary of FISION Corporation (the public Delaware corporation) and the pre-Merger shareholders and holders of derivative securities of Fision Holdings, Inc. became the substantial majority holders of 94.5% of all post-Merger combined outstanding common shares plus common shares reserved for derivative securities of FISION Corporation.

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